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                                                                   Page 1 of 11

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

Exhibit 10.48.4

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.


CUSTOMER Name (Full Legal Name): Easylink Services Corporation

Date of execution of Agreement:                 10/01/01           (by CUSTOMER)

                                                                   (by AT&T)

================================================================================

1. Services Provided. AT&T will provide the following Services to CUSTOMER under this Attachment and pursuant to the terms of the Agreement and the applicable Tariffs specified below.

      A. AT&T MEGACOM(R) Service. AT&T MEGACOM Service (AT&T Tariff F.C.C. No. 1, as amended from time to time) consisting of AT&T MEGACOM Service, including the International Calling Capability.

      B. AT&T MEGACOM 800 Services. AT&T MEGACOM 800 Services (AT&T Tariff F.C.C. No. 2, as amended from time to time) consisting of AT&T MEGACOM 800 Service, AT&T MEGACOM 800 Service-Canada, AT&T MEGACOM 800 Service-Mexico, and AT&T MEGACOM 800 Service-Overseas.

      C. Access Connections. AT&T Private Line Service (AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of AT&T ACCUNET T1.5 Service Access Connections.

      D. AT&T Local Channel Services. AT&T Local Channel Services (AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of AT&T TERRESTRIAL 1.544 Mbps Local Channel Services.

2. Term. The Term of this Attachment is one year. For each Service provided under this Attachment, the Term begins on the first day of the bill cycle for that Service, during the first full billing month for the first Service provided under this Attachment. The first day of the first full billing month for the first Service provided under this Attachment is referred to as the Customer's Initial Service Date (CISD). Different Services may have different billing cycles, and so the billing months may be staggered. For each Service, however, the Term will begin less than one month after the CISD.

3. Minimum Revenue Commitments. There are no Minimum Revenue Commitments under this Attachment.

4. Rates and Charges. The rates and charges for the Services provided under this Attachment are the same as the undiscounted rates and charges under the applicable Tariffs, as amended from time to time, except as specified in this Attachment. AT&T reserves the right to change from time to time the rates for Services under this Agreement, regardless of any provisions that would otherwise stabilize rates or limit rate increases, to reasonably reflect charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court of competent jurisdiction, or any other governmental entity or authority, concerning (i) compensation of payphone service providers, (ii) universal service fund ("USF") charges, (iii) presubscribed interexchange carrier charges ("PICCs"), or (iv) other governmental charges or fees imposed in connection with the provision of Services, or to reasonably reflect charges or payment obligations imposed on AT&T related to termination of domestic or international calls to mobile numbers.

                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                                                                   Page 2 of 11

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing


      A.    AT&T MEGACOM 800 Services.

            1. AT&T MEGACOM 800 Service. The following usage rate applies in lieu of the Usage Charges specified in Tariff F.C.C. No. 2 for calls from all domestic Service Areas: [*]

            2. AT&T MEGACOM 800 Service- International. The rates listed below apply for all Rate Steps and/or Rate Areas and for all rate periods and are billed in Initial Period of 30 Seconds or Fraction thereof and Additional Period of 1 Second or Fraction thereof.


                   -------------------------------------------------------------
                       Country/Area                      Per Country
                   -------------------------------------------------------------
                          Canada                             [*]
                   -------------------------------------------------------------


      B.    AT&T MEGACOM Service.

            1. Domestic Rates. The following usage rate applies in lieu of the AT&T MEGACOM Service Schedule A and Schedule B usage rates specified in Tariff F.C.C. No. I for domestic calls.

                  --------------------------------------------------------------
                   Initial 18 seconds               Each Additional 6 seconds
                      or fraction                        or fraction
                  --------------------------------------------------------------
                         [*]                                   [*]
                  --------------------------------------------------------------


            2.    International Rates

                  (a) Mexico Rate Schedule - The following usage rates apply in lieu of the AT&T MEGACOM Service International Calling Capability Mexico Rate Schedule usage rates specified in AT&T Tariff F.C.C. No. I for calls to Mexico. These usage rates are for both the portion of the call between the U.S. Mainland and the point of connection at the international boundary and the portion of the call between the point of connection at the international boundary and Mexico.


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                                                                   Page 3 of 11

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing


                        --------------------------------------------------------
                        Mexico        Per Minute Peak       Per Minute Off-Peak
                        --------------------------------------------------------
                                            [*]                     [*]
                        --------------------------------------------------------


                  (b) All Other Countries - The following usage rates apply in lieu of the AT&T MEGACOM Service International Calling Capability usage rates specified in AT&T Tariff F.C.C. No. 1 for calls to the listed countries and are billed in an initial 30 second or fraction and each additional 6 second or fraction rate period(s). Other Line Charges may also apply for calls to Canada,

                      ----------------------------------------------------------
                      Country                                 Rate Per Minute
                      ----------------------------------------------------------

                      Albania                                    [*]
                      Algeria                                    [*]
                      American Samoa                             [*]
                      Andorra                                    [*]
                      Angola                                     [*]
                      Anguilla                                   [*]
                      Antarctica (Casey)                         [*]
                      Antarctica (Scott)                         [*]
                      Antigua & Barbuda                          [*]
                      Argentina                                  [*]
                      Armenia                                    [*]
                      Aruba                                      [*]
                      Ascension Island                           [*]
                      Australia                                  [*]
                      Australia (Mobile)                         [*]
                      Austria                                    [*]
                      Austria (Mobile)                           [*]
                      Azerbaijan                                  [*]
                      Bahamas                                     [*]
                      Bahrain                                     [*]
                      Bangladesh                                  [*]
                      Barbados                                    [*]
                      Belarus                                     [*]
                      Belgium                                     [*]
                      Belgium (Mobile)                            [*]
                      Belize                                      [*]




                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                                                                   Page 4 of 11

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

                      Benin                                       [*]
                      Bermuda                                     [*]
                      Bhutan                                      [*]
                      Bolivia                                     [*]
                      Bosnia & Herzegovina                        [*]
                      Botswana                                    [*]
                      Brazil                                      [*]
                      Brazil (Mobile)                             [*]
                      British Virgin Islands                      [*]
                      Brunei                                      [*]
                      Bulgaria                                    [*]
                      Burkina Faso                                [*]
                      Burma (Myanmar)                             [*]
                      Burundi                                     [*]
                      Cambodia                                    [*]
                      Cameroon                                    [*]
                      Canada                                      [*]
                      Cape Verde Islands                          [*]
                      Cayman Islands                              [*]
                      Central Africa                              [*]
                      Chad Republic                               [*]
                      Chile                                       [*]
                      Chile (Mobile)                              [*]
                      China                                       [*]
                      Christmas & Cocos Islands                   [*]
                      Colombia                                    [*]
                      Comoros                                     [*]
                      Congo Republic                              [*]
                      Cook Islands                                [*]
                      Costa Rica                                  [*]
                      Croatia                                     [*]
                      Cuba                                        [*]
                      Cyprus                                      [*]
                      Czech Republic                              [*]
                      Denmark                                     [*]
                      Denmark (Mobile)                            [*]
                      Diego Garcia                                [*]
                      Djibouti Republic                           [*]
                      Dominica                                    [*]
                      Dominican Republic                          [*]
                      Ecuador                                     [*]
                      Egypt                                       [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                                                                   Page 5 of 11

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

                      El Salvador                                 [*]
                      Equatorial Guinea                           [*]
                      Eritrea                                     [*]
                      Estonia                                     [*]
                      Ethiopia                                    [*]
                      Faeroe Island                               [*]
                      Falkland Islands                            [*]
                      Federated States of Micronesia              [*]
                      Fiji Islands                                [*]
                      Finland                                     [*]
                      Finland (Mobile)                            [*]
                      France                                      [*]
                      France (Mobile)                             [*]
                      French Antilles                             [*]
                      French Guiana                               [*]
                      French Polynesia                            [*]
                      Gabon Republic                              [*]
                      Gambia                                      [*]
                      Georgia                                     [*]
                      Germany                                     [*]
                      Germany (Mobile)                            [*]
                      Ghana                                       [*]
                      Gibraltar                                   [*]
                      Greece                                      [*]
                      Greenland                                   [*]
                      Grenada                                     [*]
                      Guantanamo Bay                              [*]
                      Guatemala                                   [*]
                      Guinea Bissau                               [*]
                      Guinea Republic                             [*]
                      Guyana                                      [*]
                      Haiti                                       [*]
                      Honduras                                    [*]
                      Hong Kong                                   [*]
                      Hungary                                     [*]
                      Hungary (Mobile)                            [*]
                      Iceland                                     [*]
                      India                                       [*]
                      Indonesia                                   [*]
                      Iran                                        [*]
                      Iraq                                        [*]
                      Ireland                                     [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

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                                                                   Page 6 of 11

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

                      Ireland (Mobile)                            [*]
                      Israel                                      [*]
                      Israel (Mobile)                             [*]
                      Italy                                       [*]
                      Italy (Mobile)                              [*]
                      Ivory Coast                                 [*]
                      Jamaica                                     [*]
                      Japan                                       [*]
                      Japan (Mobile)                              [*]
                      Jordan                                      [*]
                      Kazakhstan                                  [*]
                      Kenya                                       [*]
                      Kiribati                                    [*]
                      Kuwait                                      [*]
                      Kyrgyzstan                                  [*]
                      Laos                                        [*]
                      Latvia                                      [*]
                      Lebanon                                     [*]
                      Lesotho                                     [*]
                      Liberia                                     [*]
                      Libya                                       [*]
                      Liechtenstein                               [*]
                      Lithuania                                   [*]
                      Luxembourg                                 [*]
                      Macao                                      [*]
                      Macedonia                                  [*]
                      Madagascar                                 [*]
                      Malawi                                     [*]
                      Malaysia                                   [*]
                      Maldives                                   [*]
                      Mali Republic                              [*]
                      Malta                                      [*]
                      Marshall Island                            [*]
                      Mauritania                                 [*]
                      Mauritius                                  [*]
                      Mayotte Island                             [*]
                      Mexico Off Peak                            [*]
                      Mexico Peak                                [*]
                      Moldova                                    [*]
                      Monaco                                     [*]
                      Mongolia                                   [*]
                      Montserrat                                 [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

                      Morocco                                    [*]
                      Mozambique                                 [*]
                      Namibia                                    [*]
                      Nauru                                      [*]
                      Nepal                                      [*]
                      Netherlands                                [*]
                      Netherlands (Mobile)                       [*]
                      Netherlands Antilles                       [*]
                      New Caledonia                              [*]
                      New Zealand                                [*]
                      Now Zealand (Mobile)                       [*]
                      Nicaragua                                  [*]
                      Niger Republic                             [*]
                      Nigeria                                    [*]
                      Niue Islands                               [*]
                      Norfolk Island                             [*]
                      North Korea                                [*]
                      Nor-way                                    [*]
                      Norway (Mobile)                            [*]
                      Oman                                       [*]
                      Pakistan                                   [*]
                      Palau Republic                             [*]
                      Panama                                     [*]
                      Papua New Guinea                           [*]
                      Paraguay                                   [*]
                      Peru                                       [*]
                      Philippines                                [*]
                      Philippines (Mobile)                       [*]
                      Poland                                     [*]
                      Poland (Mobile)                            [*]
                      Portugal                                   [*]
                      Portugal (Mobile)                          [*]
                      Qatar                                      [*]
                      Reunion Island                             [*]
                      Romania                                    [*]
                      Russia                                     [*]
                      Rwanda                                     [*]
                      San Marino                                 [*]
                      Sao Tome                                   [*]
                      Saudi Arabia                               [*]
                      Senegal                                    [*]
                      Serbia (Yugoslavia)                        [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

                      Seychelles Island                          [*]
                      Sierra Leone                               [*]
                      Singapore                                  [*]
                      Slovakia                                   [*]
                      Slovenia                                   [*]
                      Solomon Island                             [*]
                      Somalia                                    [*]
                      South Africa                               [*]
                      South Korea                                [*]
                      South Korea (Mobile)                       [*]
                      Spain                                      [*]
                      Spain (Mobile)                             [*]
                      Sri Lanka                                  [*]
                      St Helena                                  [*]
                      St Kitts & Nevis                           [*]
                      St Lucia                                   [*]
                      St Pierre & Miquelon                       [*]
                      St Vincent & Grenadines                    [*]
                      Sudan                                      [*]
                      Suriname                                   [*]
                      Swaziland                                  [*]
                      Sweden                                     [*]
                      Sweden (Mobile)                            [*]
                      Switzerland                                [*]
                      Switzerland (Mobile)                       [*]
                      Syria                                      [*]
                      Taiwan                                     [*]
                      Taiwan (Mobile)                            [*]
                      Tajikistan                                 [*]
                      Tanzania                                   [*]
                      Thailand                                   [*]
                      Togo                                       [*]
                      Tonga Islands                              [*]
                      Trinidad & Tobago                          [*]
                      Tunisia                                    [*]
                      Turkey                                     [*]
                      Turkmenistan                               [*]
                      Turks & Caicos Islands                     [*]
                      Tuvalu                                     [*]
                      Uganda                                     [*]
                      Ukraine                                    [*]
                      United Arab Emirates                       [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

                      United Kingdom                             [*]
                      United Kingdom (Mobile)                    [*]
                      Uruguay                                    [*]
                      Uzbekistan                                 [*]
                      Vanuatu                                    [*]
                      Venezuela                                  [*]
                      Venezuela (Mobile)                         [*]
                      Vietnam                                    [*]
                      Wallis Island                              [*]
                      Western Samoa                              [*]
                      Yemen Republic                             [*]
                      Zaire                                      [*]
                      Zambia                                     [*]
                      Zimbabwe                                   [*]

                  (c) International Rate Adjustments - AT&T shall have the right to change the AT&T MEGACOM Service International rates on [*] written notice to Customer at any time over the course of the Term.

      5. Discounts. The following discounts are the only discounts that apply to the Services provided under this Attachment.

            A. AT&T MEGACOM 800 Service. The following discounts for AT&T MEGACOM 800 Service are applied to AT&T MEGACOM 800 Service usage charges each month.

                  1. Domestic Discounts. For usage occurring during the months of October-November-December 2001 and January, 2002 only the following discount will be applied to all monthly domestic AT&T MEGACOM 800 Service usage charges, depending on the amount of total monthly usage charges for domestic AT&T MEGACOM 800 Service. Discounts are calculated based on domestic usage charges (interstate and intrastate). If application of the discount to intrastate usage charges is not permitted, the amount of the discount will be calculated based on total domestic usage charges, and that full amount will be applied only against interstate charges.


                        --------------------------------------------------------
                         Total Applicable Monthly Usage Charges     Discount
                        --------------------------------------------------------
                                           [*]                         [*]
                        --------------------------------------------------------


                  2.    International Discounts. [*].



                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

            E.    AT&T MEGACOM Service.

                  1. Domestic Discounts. For usage occurring during the months of [*]only the following discount will be applied to all monthly domestic AT&T MEGACOM Service usage charges for calls. Discounts are calculated based on total domestic usage charges (interstate and intrastate). If application of the discount to intrastate usage charges is not permitted, the amount of the discount will be calculated based on total domestic usage charges, and that full amount will be applied only against interstate charges.


                        -----------------------------------------------------
                        Total Monthly Usage Charges        Discount
                        -----------------------------------------------------
                                    [*]                      [*]
                        -----------------------------------------------------


                  2.    International Discounts. [*].

      6. Credits and Waivers. The following credits and waivers are the only credits and waivers that apply to the Services provided under this Attachment. No other promotion credits or waivers apply.

            A. [*]Waiver. AT&T will waive the [*]associated with the [*]of certain Services or service provided under this Attachment. No waiver applies to Services or service components that are [*]after this Attachment is made part of the Agreement. The maximum combined value of the [*]that will be waived under this Section shall not exceed [*].

                  1. [*]. A [*]applies for any service components installed subject to a [*] of [*]. If any such service component is disconnected prior to the end of the [*], CUSTOMER will be billed for the [*] previously [*] for that service component.

                  2. [*]. This [*]applies only to the following charges that would otherwise be incurred for Services provided under this Attachment:

                        (d)   [*]

            F. [*]. The following [*] will be applied to the Customer's MEGACOM Service Invoice by December, 2001:

                        (a)   [*]

      7. Monitoring Conditions. If CUSTOMER fails to satisfy any of the following Monitoring Conditions during any month of the Term, AT&T may assess a Non-compliance Charge. Unless otherwise provided, the Non-compliance Charge is equal to [*] of the [*] incurred under this Attachment during that month.

            A.    [*]


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions

     AT&T MEGACOM(R) Service and AT&T MEGACOM 800 Service Terms and Pricing

      8. Classifications, Practices and Regulations. Except as otherwise Attachment, the rates and regulations that apply to the Services provided under this Attachment are as set forth in the applicable Tariffs.

            A. Detariffing. If, during the Term of this Attachment, any of the tariffs of AT&T referenced herein are canceled, in whole or in part, pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction requiring detariffing, then, following such cancellation, any rates, terms and conditions of such tariffs that had been applicable to the Services provided under this Agreement will continue to apply, based on the language of the tariffs in effect as of the date of cancellation.

            B. Definitions. Terms not otherwise defined in this Attachment or in the Agreement have the meanings provided in the applicable Tariffs.

      9. Termination. Either party may terminate this Attachment by notice to the other party. The Termination will be effective at the end of the first billing month that begins on or after the date notice of termination is provided. If CUSTOMER continues to use any of the Services after the effective date of such termination, the rates, terms and conditions will be as provided in the applicable Tariffs.

================================================================================
                                End of Attachment


                            AT&T/CUSTOMER PROPRIETARY
                      Use Pursuant to Company Instructions